Exhibit 32


                  CERTIFICATION PURSUANT TO
                   18 U.S.C. Section 1350
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Cienega Creek Holdings, Inc.
(the "Registrant") on Form 10-K for the period ending March 31, 2009, as filed with the securities and exchange commission on the date hereof (the
"Annual Report"), I, Michael A. Klinicki, Chairman of the Board, Chief Executive Officer and chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, that:


 (1) the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




Date: June 2, 2009              By:  /s/ Michael A. Klinicki
                                   Name: Michael A. Klinicki
                                   Title: President and Chief Executive Officer
                                         (Principal Executive Officer), and
                                          Chief Financial Officer
                                         (Principal Financial Officer)